Rule 497(c)
                                                      Registration Nos. 33-81748

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                      OFFITBANK VIF - Emerging Markets Fund
                                  (the "Fund")
                         Supplement dated April 30, 1997
                                     to the
                        Prospectus dated January 31, 1997


This Supplement provides new and additional information relating to the Fund beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

1. FINANCIAL HIGHLIGHTS

The table below shows certain information concering the investment results for the Fund for the period indicated.

The financial data included in this table has been derived from unaudited financial statements and notes which are included in the Statement of Additional Information. The Financial Highlights should be read in conjection with such financial statements and notes thereto.




                                                                Period ended
                                                              March 31, 1997(a)
For a share of captial stock outstanding through the period     (unaudited)
------------------------------------------------------------  --------------
PER SHARE OPERATING PERFORMANCE:


Net Asset Value Beginning of Period                                $10.00

INCOME FORM INVESTMENT  OPERATIONS:
     Net Investment Income                                           0.48
     Net Realized and Unrealized Capital Gain (Loss)                 0.30
Total Income from Investment Operations                              0.78

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net Investment Income                                          (0.48)
     Realized Gains                                                  0.00
Total dividends and distributions                                   (0.48)

Net Asset Value Per Share End of Period                            $10.30
                                                                   ------


TOTAL INVESTMENT RETURN                                              8.29%(3)

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (in thousands)                      $4,346

RATIOS TO AVERAGE NET ASSETS:
     Expenses                                                        1.50%(1)(2)

     Net Investment Income                                           8.07%(1)(2)

PORTFOLIO TURNOVER RATE:                                             96%


(a) For the period August 28, 1996 (commencement of operations) through March 31, 1997.

(1)  Annualized

(2) If the Fund had borne all expenses that were assumed by the Adviser and Administrator the expense ratio and the net investment income ratio would have been 4.48% and 5.09%, respectively, for the Fund.

(3)  Not Annualized

                                                                     Rule 497(c)
                                                      Registration Nos. 33-81748

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              125 West 55th Street
                            New York, New York 10019
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 31, 1997

                            As Revised April 30, 1997

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are DJG Value Equity Fund (the "Value Equity Fund"), OFFITBANK VIF-U.S. Government Securities Fund ("U.S. Government Fund") , OFFITBANK VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFITBANK VIF-High Yield Fund ("High Yield Fund"), OFFITBANK VIF-Emerging Markets Fund ("Emerging Markets Fund"), OFFITBANK VIF-Global Convertible Fund ("Global Convertible Fund") , OFFITBANK VIF-Total Return Fund ("Total Return Fund"), OFFITBANK
VIF-Latin America Equity Fund (the "Latin America Equity Fund"), OFFITBANK VIF-CVO Greater China Fund (the "Greater China Fund") and OFFITBANK VIF-Mortgage Securities Fund (the "Mortgage Securities Fund").

This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of the following portfolios only: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund, Global Convertible Fund, Total Return Fund, Latin America Equity Fund and Mortgage Securities Fund are advised by OFFITBANK. OFFITBANK has retained Rockefeller & Co., Inc. ("Rockefeller & Co.") as Sub-Adviser to the U.S. Small Cap Fund. The Value Equity Fund is advised by David J. Greene & Company ("DJ Greene"). The Greater China Fund is advised by CVO Greater China Partners, L.P. As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.


This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund. Any reference to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund or Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund or Funds.

This Statement of Additional Information is NOT a prospectus and is only authorized for distribution when preceded or accompanied by an effective Prospectus. Copies of each Prospectus may be obtained by an investor without charge by writing or calling the Company at the address and telephone number set forth above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
AND TECHNIQUES...........................................................    3
ADDITIONAL RISK CONSIDERATIONS...........................................   17
INVESTMENT LIMITATIONS...................................................   19
MANAGEMENT OF THE FUNDS..................................................   21
PORTFOLIO TRANSACTIONS...................................................   29
PURCHASE OF SHARES.......................................................   30
REDEMPTION OF SHARES.....................................................   31
PERFORMANCE CALCULATIONS.................................................   31
ADDITIONAL INFORMATION CONCERNING TAXES..................................   33
DETERMINATION OF NET ASSET VALUE.........................................   33
GENERAL INFORMATION......................................................   35
FINANCIAL STATEMENTS.....................................................   37
-------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                   TECHNIQUES

Information concerning each Fund's investment objective is set forth in each fund's Prospectus under the heading "Investment Objectives and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK, DJ Greene, or Rockefeller & Co., as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES

Collateralized Mortgage Obligations ("CMOs"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by and to the extent authorized to do so, each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES

GENERAL. Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA). Set forth below is additional information concerning convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks and/or in the case of Funds other than the U.S. Small Cap Fund, to manage the effective maturity or duration of debt instruments held by a Fund. In addition, the Value Equity Fund may enter into transactions to seek to increase a Fund's income or gain. The U.S. Government Fund currently intends to pursue such transactions only to hedge its exposure to foreign currencies versus the U.S. dollar. The discussion below supplements the discussion in each Fund's Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, each Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, each Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". Each Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in its Prospectus, each Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

If and to the extent authorized to do so, a Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. Each Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                         ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as each of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities.

Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

If and to the extent authorized to do so, each Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing each Fund's net investment income. See "Additional Information Concerning Taxes".


ILLIQUID SECURITIES

If and to the extent authorized to do so, each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The relevant Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The relevant Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.


                             INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     (1) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     (2) make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     (7) sell securities short (except for short positions in a futures contract or forward contract);

     (8) invest for the purpose of exercising control over management of any company;

     (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (11) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     (12) invest in puts,  calls  straddles  or spreads,  except as described in
          (11) above.

With respect to the U.S. Government Fund, the U.S. Government Fund has adopted the following fundamental investment restriction: the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Note that each of the Funds is also subject to this fundamental restriction as described under "Limiting Investment Risks" in each such Funds' Prospectus.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as described under "General Information--Capital Stock". Restrictions (7) through (12) are nonfundamental policies of each Fund, and may be changed by a vote of the Company's Board of Directors.


                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.

                           POSITION(S)         PRINCIPAL
                           HELD WITH           OCCUPATION(S)
NAME, ADDRESS AND AGE      THE COMPANY         PAST 5 YEARS
---------------------      -----------         ------------

Morris W. Offit, 60*       Chairman of the        President and Director,
OFFITBANK                  Board, President       OFFITBANK (1983 - present).
520 Madison Avenue         and Director           Chairman of the Board, President
New York, NY  10022                               and Director of OFFITBANK
                                                  Investment Fund, Inc.

-----------------
*    "Interested person" as defined in the 1940 Act.



                                    21


Edward J. Landau, 66       Director         Member, Lowenthal, Landau
Lowenthal, Landau,                          Fischer & Bring, P.C. (1960 -
Fischer & Bring, P.C.                       present); Director, Revlon Group
250 Park Avenue                             Inc. (cosmetics), Revlon Consumer
New York, NY 10177                          Products Inc. (cosmetics),
                                            Pittsburgh Annealing Box (metal
                                            fabricating) and Clad Metals Inc.
                                            (cookware).

The Very Reverend          Director         Dean of Cathedral of St. John the
James Parks Morton, 66                      Divine (1972 - present)
Cathedral of St. John the
Divine
1047 Madison Avenue
New York, NY  10025

Wallace Mathai-Davis, 52   Secretary and    Managing Director, OFFITBANK
OFFITBANK                  Treasurer        (1986 - present).  Secretary and
520 Madison Avenue                          Treasurer of OFFITBANK
New York, NY  10022                         Investment Fund, Inc.


Stephen Brent Wells, 52    Assistant        Managing Director, OFFITBANK
OFFITBANK                  Treasurer        (1994 - present); General Counsel,
520 Madison Avenue                          Gabelli Funds, Inc. (1993 - 1994);
New York, NY  10022                         General Counsel and President,
                                            Funds Group, Goldman Sachs
                                            Asset Management (1989 - 1993)

Vincent M. Rella,  44      Assistant        Controller, OFFITBANK (1986 -
OFFITBANK                  Treasurer        present)
520 Madison Avenue
New York, NY 10022


Bruce Treff, 30           Assistant         Counsel, BISYS Fund Services,
BISYS Fund Services       Secretary         Inc. since September 1995.
  Limited Partnership                       Previously, Manager Alliance
3435 Stelzer Road                           Capital Management, L.P.
Columbus, Ohio 43219

Alaina Metz, 29           Assistant         Chief  Administrative  Officer of
BISYS Fund Services       Secretary         BISYS Fund Services from June
  Limited Partnership                       1995 to present.  Previously,
3435 Stelzer Road                           Supervisor of Blue Sky Department
Columbus, Ohio 43219                        at Alliance  Capital  Management,
                                            May 1989 to June 1995.




                                       22




 Kristine Kelly, 28       Assistant         Manager, BISYS Fund Services
BISYS Fund Services       Secretary         form January 1997 to present.
  Limited Partnership                        Previously, Associate Director at
3435 Stelzer Road                            Furman Selz LLC.
Columbus, Ohio 43219


The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                         ESTIMATED DIRECTOR COMPENSATION

                            (FOR CALENDAR YEAR 1997)


                                                     PENSION OR                          TOTAL
                                                     RETIREMENT          ESTIMATED       COMPENSATION
                                                     BENEFITS            ANNUAL          FROM REGISTRANT
                               AGGREGATE             ACCRUED             BENEFITS        AND FUND
                               COMPENSATION          AS PART OF FUND     UPON            COMPLEX* PAID
NAME OF PERSON, POSITION      FROM REGISTRANT        EXPENSES            RETIREMENT      TO DIRECTORS
------------------------      ---------------        ---------------     ------------    ---------------


Morris W. Offit                    $    0               0                 N/A               $     0


Edward J. Landau                   $5,000               0                 N/A               $20,000

The Very Reverend                  $5,000               0                 N/A               $20,000
  James Parks Morton



* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.


INVESTMENT ADVISER

U.S. SMALL CAP FUND, U.S. GOVERNMENT FUND, HIGH YIELD FUND, EMERGING MARKETS FUND AND GLOBAL CONVERTIBLE FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, except in the case of the U.S. Small Cap Fund, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 1.00% of U.S. Small Cap Fund's average daily net assets, 0.40% of U.S. Government Fund's average daily net assets 0.85% of the first $200,000,000 and 0.75% on amounts in excess thereof of VIF-High Yield Fund's average daily net assets, 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of VIF-Emerging Markets Fund's average daily net assets, 0.80% of the first $200,000,000 and 0.70% on amounts in excess thereof of VIF-Investment Grade Global Debt Fund's average daily net assets and 0.90% of VIF-Global Convertible Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived.

Unless sooner terminated, the Advisory Agreement provides that it will continue in effect as to a particular Fund until February 28, 1997 and for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information--Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

VALUE EQUITY FUND

David J. Greene & Company ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the New York Stock Exchange. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

For its services under the Advisory Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of .80% of the Value Equity Fund's average daily net worth. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders. The Value Equity Fund will not be required to reimburse DJ Greene for any advisory fees waived.

The DJ Greene Agreement, dated September 3, 1996, was approved by the Company's Board of Directors on July 17, 1996, for an initial two year period. Unless sooner terminated, the

Advisory Agreement will continue in effect with respect to the Company and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information" - Capital Stock") of the outstanding shares of the Value Equity Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes case in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or DJ Greene on 60 days' written notice and will terminate immediately in the event of its assignment.

SUB-ADVISER - U.S. SMALL CAP FUND

Rockefeller & Co., Inc. subject to the review and overall supervision of the Adviser, is responsible for managing the investment portfolio of the U.S. Small Cap Fund. Rockefeller & Co. is a registered investment adviser under the Investment Advisers Act of 1940. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of January 1, 1996, Rockefeller & Co. managed over $3 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients. Rockefeller & Co. provides comprehensive investment management services in the global equity and fixed- income markets. It allocates capital to asset classes with superior investment return potential, commensurate with the overall financial objectives and risk tolerances of its clients. Each asset class employed is managed by a specialized investment unit with dedicated investment and research professionals suited to its particular asset class or geographic region. Rockefeller & Co. maintains offices in New York, London and Hong Kong.

Rockefeller & Co. has been retained to provide sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between Rockefeller & Co. and OFFITBANK (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, OFFITBANK has delegated to Rockefeller & Co. the authority and responsibility to make and execute portfolio investment decisions for the U.S. Small Cap Fund within the framework of the U.S. Small Cap Fund's investment objectives, policies and restrictions, and subject to review by OFFITBANK and the Board of Directors of the Company. The Sub-Advisory Agreement provides that OFFITBANK, and not the U.S. Small Cap Fund will pay to Rockefeller & Co. monthly compensation based on the average daily net assets of the U.S. Small Cap Fund at the annual rate of 1.00%.

The Sub-Advisory Agreement, dated September 3, 1996, was approved by the Fund's Directors on July 17, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the Fund or Rockefeller & Co. at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the 1940 Act or upon termination of the Advisory Agreement. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period, and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser or DJ Greene were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, with its principal office at 125 West 55th Street, New York 10019, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund.

ADMINISTRATION, FUND ACCOUNTING, CUSTODY AND TRANSFER AGENCY SERVICES

BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") provides the Company with administrative services pursuant to an Administration Agreement dated October 1, 1996 (the "Administration Agreement"). BISYS Fund Services, Inc. provides the Company with fund accounting services pursuant to a Fund Accounting Agreement dated October 1, 1996 (the "Fund Accounting Agreement"). Both the Administration Agreement and the Fund Accounting Agreement continue to be in effect until January 1, 1998 and from year to year thereafter if such continuances are approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).

Pursuant to the Administration Agreement, BISYS performs certain administrative and clerical services, including calculating the net asset value of each Fund, certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments and maintenance of certain books and records; and certain services to the Company's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. BISYS also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Administration Agreement, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Company: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Company operations, including custodian, accountants and counsel and other parties performing services or operational functions for the Company. As compensation for its administrative services, BISYS receives a monthly fee, based on an annual rate of .15% of aggregate average daily net assets of the Funds plus an annual fee of $30,000 for each Fund.

BISYS Fund Services, Inc. serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. has agreed, among other things, to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning each Funds' operations. Each Fund pays BISYS Fund Services, Inc. such compensation as may be agreed upon from time to time. The Transfer Agency Agreement continues in effect until January 1, 1998 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

The Bank of New York ("BONY") serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

The Chase Manhattan Bank, N.A. ("Chase") serves as the Company's custodian, with respect to the Emerging Markets Fund only, pursuant to a custodian agreement (the "Chase Custodian Agreement") with the Company. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Chase
Custodian Agreement, Chase has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase is authorized under the Chase Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Chase remains responsible for the performance of all of its duties under the Chase Custodian Agreement. Chase is entitled to receive monthly fees under the Chase Custodian Agreement based upon the types of assets held by each Fund, at the annual rate of .0865% on the first $10 million and .05% on amounts in excess thereof for assets held in the United States and .20% on the first $10 million and .15% on amounts in excess thereof for assets held outside the United States, except that with respect to assets held in certain emerging market countries, the annual fee shall be .30% of such Fund's assets held in the particular type of security. The Chase Custodian Agreement continues in effect until December 31, 1996 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK, BISYS and BISYS Fund Services, Inc. bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. Rockefeller & Co., however, under the supervision of the Adviser, is primarily responsible for the portfolio decisions and the placing of the portfolio transactions for the U.S. Small Cap Fund.

With respect to the U.S. Government Fund High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser, DJ Greene or Rockefeller & Co., as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser, DJ Greene and Rockefeller & Co. may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of each of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                              REDEMPTION OF SHARES

The Company may suspend  redemption  privileges  or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                            PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by funding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

         P (1+T)^n = ERV

Where:        P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

              Aggregate Total Return = [( ERV ) - 1]
                                       -------------
                                            P

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                          (a-b
              Yield = 2 [  ---  +1)^6 - 1]
                           cd




Where:   a =  dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Each Fund intends to qualify to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986 (the "Code"). If so qualified, each Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if each Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the 4% federal excise tax otherwise applicable to the RIC's on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from any Funds are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectuses used in connection with the issuance of their particular contracts or policies.

                        DETERMINATION OF NET ASSET VALUE

The Company values the shares of each Fund daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, the Fourth of July,

Labor Day, Thanksgiving and Christmas. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by a Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

To the extent a Fund invests in foreign securities, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors.


                               GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

As of the date of this Statement of Additional Information, OFFIT Funds Distributor, Inc. was the record and beneficial owner of all of the outstanding shares of the Company's common stock and thus may be deemed to "control" the Company as that term is defined in the 1940 Act. The shares held by OFFIT Funds Distributor, Inc. are intended to enable the Company to meet an initial capitalization requirement imposed under the 1940 Act. OFFIT Funds Distributor, Inc. has undertaken that the shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof.

INDEPENDENT ACCOUNTANTS

Price  Waterhouse  LLP serves as the  independent  accountants  for the Company.
Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to each of the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


As of April 15, 1997, the Trustees and officers of the Company in the aggregate owned none of the outstanding shares of any of the Portfolios. Also, as of that date, the shareholders listed below owned of record more than five percent of the following Portfolios:

                                             Shares of                % of
           Shareholder                     Portfolio Owned       Portfolio Owned
           -----------                     ---------------       ---------------

Emerging Markets Fund:

C M Life                                    418,369.960             83.666%
c/o Continuum
301 West 11th Street
Kansas City, Missouri 64105-1634

Security Equity Life Insurance Co.          78,439.024              15.686%
84 Business Park Drive
Armonk, New York 10504-1711

High Yield Fund:

C M Life                                   1,771,897.191            81.980%
c/o Continuum
301 West 11th Street
Kansas City, Missouri 64105-1634


Security Equity Life Insurance Co.          366,248.496             17.870%
84 Business Park Drive
Armonk, New York 10504-1711


                              FINANCIAL STATEMENTS


The unaudited financial statements for the OFFITBANK VIF-Emerging Markets Fund for the period ended March 31, 1997 and the unaudited statement of assets and liabilities and report thereon for the Company for the period ended March 31, 1997 are included herein. The unaudited financial statements for OFFITBANK VIF-High Yield Fund for the period ended September 30, 1996 and the unaudited statement of assets and liabilities and report thereon for the Company for the period ended September 30, 1996 are included herein by reference to the Company's Semi-Annual Report to Shareholders dated November 30, 1996.

                      OFFITBANK VIF - EMERGING MARKETS FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1997

Assets

Investments, at market value (cost-$3,462,167)                   $3,509,153
Cash                                                                374,598
Interest receivable (cost-$72,435)                                   72,530
Receivable for securities sold                                      389,955
Unrealized appreciation on forward currency contracts                 3,261
Receivable from Advisor                                              28,970
Deferred organizational expense                                      19,755
                                                                     ------

   Total Assets                                                                       $4,398,222
                                                                                      ----------

Liabilities

Accrued expenses                                                     52,620
                                                                     ------

   Total Liabilities                                                                      52,620
                                                                                          ------

  NET ASSETS                                                                          $4,345,602
                                                                                      ==========


NET ASSETS CONSIST OF:

Shares of capital stock, $.001 par value
  per share; (421,874 issued and outstanding)                                                422
Additional paid-in-capital                                                             4,277,980
Accumulated net realized gain on investments and foreign
  currency transactions                                                                   16,858
Net unrealized appreciation on investments and
  foreign currency transactions                                                           50,342
                                                                                          ------

NET ASSETS                                                                            $4,345,602
                                                                                      ==========

Net Asset Value Per Share                                                                 $10.30
                                                                                          ======

                       OFFITBANK VIF EMERGING MARKETS FUND
                             STATEMENT OF OPERATIONS
   FOR THE PERIOD AUGUST 28, 1996(COMMENCEMENT OF OPERATIONS) - MARCH 31, 1997

INVESTMENT INCOME:
Interest income                                         $143,397

     Total Income                                                    $143,397

EXPENSES:
Advisory fee                                              13,449
Administration fee                                         2,241
Fund accounting fee and expenses                          15,000
Custodian fees and expenses                                4,599
Professional                                              24,510
Trustees' fees                                             1,350
Transfer and shareholder servicing agent fees                538
Registration fees                                           1295
Insurance                                                     33
Organization expense                                       2,653
Miscellaneous                                              1,458
                                                           -----

    Total expenses/fees before waivers/reimbursements                  67,126
                                                                       ------

     Less: expenses/fees waived/reimbursed                            (44,660)
                                                                      -------

     Net Expenses                                                      22,466
                                                                       ------

NET INVESTMENT INCOME                                                 120,931
                                                                      -------


Net Realized and Unrealized Gain (Loss) on Investments:

  Net realized gain on investments and foreign
  currency transactions                                   16,858
  Net unrealized appreciation on investments and
  foreign currency transactions                           50,342
                                                          ------

  Net realized and unrealized gain on
    investments and foreign currency transactions                      67,200
                                                                       ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $188,131
                                                                     ========

                  OFFITBANK VIF-EMERGING MARKETS FUND
                 STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Period from
                                                                  August 28, 1996
                                                         (Commencement of Operations)
                                                                through March 31, 1997
                                                        -------------------------------
OPERATIONS:
  Net investment income                                              $120,931
  Net realized gain on investments and foreign currency
  transactions                                                         16,858
  Net unrealized appreciation on investments and
  foreign currency transactions                                        50,342
                                                                       ------

  Net increase in net assets resulting from operations                188,131
                                                                      -------

DIVIDENDS TO SHAREHOLDERS FROM:
      Net investment income                                          (120,931)
                                                                     --------

  Total Distributions                                                (120,931)
                                                                     --------

CAPITAL STOCK TRANSACTIONS:
     Proceeds from sales of shares                                  4,138,941
     Net asset value of shares issued in reinvestment                 120,931
                                                                      -------

                                                                    4,259,872
                                                                    ---------

     Cost of shares redeemed                                          (14,803)
                                                                      -------

     Net increase in net assets from capital share transactions     4,245,069
                                                                    ---------

  Total increase in net assets                                         67,200
                                                                       ------
NET ASSETS:
  Beginning of period                                                  33,333
                                                                       ------

  End of period                                                    $4,345,602
                                                                   ==========

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENT (UNAUDITED)

-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on October 17, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund operates as an open-ended management investment company. The Company consists of eight separately managed investment portfolios (the "Funds"): OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK VIF-Investment Grade Global Debt Fund, OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Global Convertible Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund and OFFITBANK VIF-DJG Value Equity Fund. Of these, only the VIF-High Yield Fund and VIF-Emerging Markets Fund had commenced operations as of April 1, 1996 and August 28, 1996, respectively. The following are significant accounting policies followed by the Company in the preparation of these financial statements:

A. VALUATION OF SECURITIES. Securities held in the Funds generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their amortized cost. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

B. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars as follows:

     i. market value of investment securities and other assets and liabilities at the exchange rate on the valuation date;

     ii.  purchases and sales of investment  securities,  income and expenses at
          the  exchange  rate   prevailing  on  the  respective   date  of  such
          transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

C. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with Fund's commencement of operations.

D. ALLOCATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund of the Company in relation to the net assets of each Fund or on another reasonable basis.

E. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly for the VIF-High Yield Fund and declared daily and paid quarterly for the VIF-Emerging Markets Fund. Distributions of net realized gains are normally declared and paid at least annually by the Fund. The Funds record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENT (UNAUDITED)

-------------------------------------------------------------------------------

G. FEDERAL INCOME TAXES. The Funds intend to qualify as a "regulated investment company" under Subchapter L and Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

H. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides that the Funds pay the Adviser an investment advisory fee that is calculated and paid monthly at the annual rate of 0.85% of net assets in the case of the VIF-High Yield Fund and 0.90% of net assets for the VIF-Emerging Markets Fund. The Advisor provides portfolio management and certain bookkeeping services for the Company. For the period ended March 31, 1997, the Advisor earned and waived fees of $13,449 for the VIF-Emerging Markets Fund.

Furman Selz LLC ("Furman Selz") provided the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement were subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company paid Furman Selz a monthly fee for its services which on an annualized basis will not exceed 0.15% of the average daily net assets of the Company. From August 26, 1996 to December 31, 1996, Furman Selz earned and waived fees of $1,005 for the VIF-Emerging Markets Fund.

As Administrator, Furman Selz provided the Funds with fund accounting and related services. For these services Furman Selz was paid a fee of $2,500 per month, plus out-of-pocket expenses. From August 26, 1996 to December 31, 1996, Furman Selz earned fees of $7,500 for the VIF-Emerging Markets Fund.

Furman Selz acted as Transfer Agent for the Funds. Furman Selz received reimbursement of certain expenses plus a per account fee of $15.00 per year. From August 26, 1996 to December 31, 1996, Furman Selz earned fees of $414 for the VIF-Emerging Markets Fund.

The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the period ended March 31, 1997, no distribution costs were incurred.

On October 1, 1996, the Company entered into agreements with BISYS Fund Services ("BISYS") pursuant to which BISYS will perform the administrative, accounting and transfer agency services described above on substantially similiar terms. BISYS also acquired from Furman Selz its interest in OFFIT Funds Distributor, Inc. The agreements became effective on January 1, 1997.

From January 1, 1997 to March 31, 1997, BISYS earned administrative services fees, fund accounting fees and transfer agent fees of $1,236, $7,500 and $124 for the VIF-Emerging Markets Fund, respectively. During the same period BISYS also waived the administrative service fees of $1,236 for the Fund.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENT (UNAUDITED)

-------------------------------------------------------------------------------

OFFITBANK has voluntarily agreed to cap the expenses of the VIF Emerging Markets Fund at 1.50%. In order to maintain this ratio, the Advisor has agreed to reimburse the Fund $28,970.

3. INVESTMENTS. Purchase and sales of securities for the period ended March 31, 1997, other than short-term securities, amounted to $1,930,781 and $5,501,745 for the VIF-Emerging Markets Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                                     VIF-EMERGING
                                                       MARKETS
                                                   ---------------


           Aggregate cost .....................          $ 3,462,167
                                                         ===========

           Gross unrealized appreciation.......          $    69,352
           Gross unrealized depreciation.......              (22,366)
                                                         -----------

           Net unrealized appreciation.........          $    46,986
                                                         ===========

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the period ended March 31, 1997, were as follows:

                                VIF-EMERGING MARKETS
                           -----------------------------
                            SHARES            AMOUNT
                           --------------   ----------
Beginning balance ...         3,333       $    33,333
                           --------       -----------

Shares sold .........       408,159         4,138,941
Shares issued in
  reinvestment of net
  investment income..        11,829           120,931
Shares redeemed .....        (1,447)          (14,803)
                           --------       -----------

Net increase ........       418,541         4,245,069
                           --------       -----------

Ending balance ......       421,874       $ 4,278,402
                           ========       ===========

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instuments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Funds enter into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the committment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions are included in realized gains and losses on foreign currency translation.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENT (UNAUDITED)

-------------------------------------------------------------------------------

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange. Fluctuations in the value of forward contracts held at March 31, 1997 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the VIF-Emerging Market Fund's outstanding forward currency contract positions at March 31, 1997:

                                                                               VALUE ON             VALUE AT
                                        CONTRACT              MATURITY        ORIGINATION          SEPTEMBER         UNREALIZED
                 CURRENCY                AMOUNTS                DATE             DATE               30, 1996        APPRECIATION
             ------------------    --------------------    -------------    ---------------    ----------------    ---------------
BUY                DEM                    240,000           04-22-97          $145,378             $143,841         $(1,537)
SELL               DEM                   (520,000)          04-22-97          (316,454)            (311,656)          4,798

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any contract is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The VIF-Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The VIF-Emerging Markets Fund and the VIF-High Yield Fund invest in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments.
Such risks include fluctuations in the foreign exchange rates, ability to convert proceeds nto U.S. dollars, less publically available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.